UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          July 18, 2006
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

               Delaware                  1-7182                   13-2740599
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            (State or Other            (Commission             (I.R.S. Employer
            Jurisdiction of            File Number)          Identification No.)
            Incorporation)

4 World Financial Center, New York, New York                            10080
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:              (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

On July 18, 2006, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three- and six-month periods ended June 30, 2006. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the three-and six month periods ended June 30, 2006 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 2.02, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

         (d)      Exhibits
                  --------

         99.1 Press release dated July 18, 2006 issued by Merrill Lynch & Co., Inc.

         99.2 Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the three- and six-month periods ended June 30, 2006 and supplemental quarterly data.


                                      * * *


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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MERRILL LYNCH & CO., INC.
                                   ---------------------------------------------
                                                (Registrant)



                                     By:     /s/ Jeffrey N. Edwards
                                             -----------------------------------
                                             Jeffrey N. Edwards
                                             Senior Vice President and
                                             Chief Financial Officer




                                     By:     /s/ Laurence A. Tosi
                                             -----------------------------------
                                             Laurence A. Tosi
                                             Senior Vice President and
                                             Finance Director
                                             Principal Accounting Officer





Date:    July 18, 2006



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


                                  EXHIBIT INDEX



Exhibit No.    Description                                                  Page
-----------    -----------                                                  ----
99.1           Press release dated July 18, 2006 issued by Merrill Lynch
               & Co., Inc.                                                  5-11
99.2           Preliminary Unaudited Earnings Summary, Reconciliation of
               "Non-GAAP" Measures and Segment Data for the three- and
               six-month periods ended June 30, 2006 and
               supplemental quarterly data.                                12-18


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